UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 7, 2017 (February 1, 2017)

Victory Energy Corporation
(Exact name of registrant as specified in its charter)

Nevada	2-76219-NY	87-0564462
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3355 Bee Caves Road, Suite 608
Austin, Texas 78746
 (Address of principal executive offices)

(512) 347-7300
(Registrant's telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry Into A Material Definitive Agreement.

Securities Purchase Agreement

On February 1, 2017, Victory Energy Corporation (the “Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) with Visionary Private Equity Group I, LP, a Missouri limited partnership (the “Investor”), pursuant to which the Investor agreed to purchase a unit comprised of (i) $320,000 principal amount of 12% unsecured six-month promissory note with a maturity date of the earlier of six months from the date of the note or the date the Company consummates a material business combination transaction (the "Note"), and (ii) a common stock purchase warrant to purchase 5,203,252 shares of the Company’s common stock, par value $0.001 per shares (the “Common Stock”) at an exercise price of $0.0923 per share (the “Warrant” and together with the Note, the “Unit”). The sale by the Company to the Investor of the Unit, pursuant to the Securities Purchase Agreement is referred to herein as the “Private Placement.”

The Securities Purchase Agreement contains customary representations, warranties and covenants of the Company and the Investor, and contains customary closing conditions, including, without limitation, the receipt of all authorizations, consents and approvals and delivery of customary officer certificates.

The foregoing summary of the terms and conditions of the Securities Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Registration Rights Agreement

On February 3, 2017, pursuant to the Securities Purchase Agreement and upon the closing of the Private Placement and the issuance of the Warrant (described in Item 3.02 below), the Company entered into a registration rights agreement with the Investor (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company shall notify the Investor of any registration statement (other than a registration statement on Form S-4 or Form S-8 or on any successor forms thereto) filed by the Company with the Securities Exchange Commission (the “Commission”) pursuant to which the Company is registering shares of its Common Stock. If requested by the Investor, the Company shall, at the Company’s expense, register all or any portion of the shares of Common Stock then held by the Investor, including all shares of Common Stock issuable to the Investor upon the exercise, conversion or exchange of other securities held by the Investor (the “Shares”), concurrently with the registration of such other securities. If the managing underwriter of any such offering shall advise the Company that, in its opinion, the distribution of all or a portion of the Shares requested to be included in the registration concurrently with the securities being registered by the Company would adversely affect the distribution of such securities by the Company, then the Company will include in such registration first, the securities that the Company proposes to sell itself and second, the Shares requested to be included in such registration, to the extent permitted by the managing underwriter.

Until all the Shares have been sold under a registration statement or pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), or other available exemption from Securities Act registration requirements, the Company shall use its reasonable commercial efforts to keep current in filing all reports, statements and other materials required to be filed with the Commission to permit the Investor to sell the Shares under Rule 144.

The Company has provided the Investor, and the Investor has provided the Company, customary indemnification rights in connection with the Registration Rights Agreement.

The foregoing summary of the terms and conditions of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation of an Off-Balance Sheet Arrangement of a Registrant.

On February 3, 2017, the Company completed the Private Placement and issued the Note to the Investor pursuant to the Securities Purchase Agreement, for gross proceeds of $320,000. The interest rate of 12% per annum shall accrue on the unpaid principal from the date of the Note until the principal is repaid in full. The principal and all accrued but unpaid interest on the Note must be paid in full to the Investor on the earlier to occur of (a) the six (6) month anniversary of the date of the Note or (b) the date that the Company consummates a material business combination transaction with any third party.

The proceeds from the Private Placement were used to settle an outstanding litigation relating to the case styled Tela Garwood Limited, LP v. Aurora Energy Partners and Victory Energy Corporation, pursuant to the mutual release and settlement agreement, effective December 9, 2016, by and among the Company and the parties named therein, (the “Mutual Release and Settlement Agreement”), as previously disclosed on December 15, 2016.

The Note contains customary covenants of the Company and customary events of default. Subject to the terms and conditions of the Note, so long as any event of default, as described in the Note, is continuing, without cure, for a period of thirty (30) business days, all obligations of the Company under the Note shall be immediately due and payable, and the Investor may exercise any other remedies available at law or in equity.
The issuance of the Note pursuant to the Securities Purchase Agreement was made in reliance upon an exemption from registration provided under Section 4(a)(2) of the Securities Act.
The foregoing summary of the terms and conditions of the Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Note, which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

The foregoing summary of the terms and conditions of the Mutual Release and Settlement Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which has been filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated December 15, 2016, and is incorporated herein by reference.

ITEM 3.02    Unregistered Sales of Equity Securities.

On February 3, 2017, the Company completed the Private Placement and issued the Warrant to the Investor pursuant to the Securities Purchase Agreement. The Warrant is exercisable in whole or in part for five (5) years from the date of issuance, subject to the terms and conditions therein, and includes a provision by which the Investor may exercise the Warrant by means of a cashless exercise. The exercise price and number of Shares issuable upon exercise of the Warrant are subject to adjustment from time to time for stock splits, combinations, stock dividends, consolidation or merger, the sale or other disposition of all or substantially all of the Company’s assets, or reclassification, change or conversion of the outstanding securities of the Company or any reorganization of the Company or any similar corporate reorganization.

Pursuant to the terms of the Warrant, the Company will reserve and keep available from its authorized but unissued Common Stock the number of Shares that are then issuable and deliverable upon the exercise of the entire Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Investor.
The issuance of the Warrant pursuant to the Securities Purchase Agreement was, and upon exercise of the Warrant in accordance with its terms, the issuance and sale of the Shares will be, made in reliance upon an exemption from registration provided under Section 4(a)(2) of the Securities Act.

The foregoing summary of the terms and conditions of the Warrant does not purport to be complete and is qualified in its entirety by reference to the full text of the Warrant, which is attached hereto as Exhibit 4.2 and is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Unsecured Promissory Note, dated February 3, 2017, issued by Victory Energy Corporation in favor of Visionary Private Equity Group I, LP in the original principal amount of $320,000

4.2	Common Stock Warrant, dated February 3, 2017, between Victory Energy Corporation and Visionary Private Equity Group I, LP

10.1	Securities Purchase Agreement, dated as of February 1, 2017, among Victory Energy Corporation and Visionary Private Equity Group I, LP

10.2	Registration Rights Agreement, dated February 3, 2017, between Victory Energy Corporation and Visionary Private Equity Group I, LP

10.3
Mutual Release and Settlement Agreement, effective December 9, 2017, by and among Tela Garwood Limited, LP, Aurora Energy Partners and Victory Energy Corporation [Incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 15, 2016]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICTORY ENERGY CORPORATION

Dated: February 7, 2017	By:	/s/ Kenneth Hill
Kenneth Hill
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Unsecured Promissory Note, dated February 3, 2017, issued by Victory Energy Corporation in favor of Visionary Private Equity Group I, LP in the original principal amount of $320,000

4.2	Common Stock Warrant, dated February 3, 2017, between Victory Energy Corporation and Visionary Private Equity Group I, LP

10.1	Securities Purchase Agreement, dated as of February 1, 2017, among Victory Energy Corporation and Visionary Private Equity Group I, LP

10.2	Registration Rights Agreement, dated February 3, 2017, between Victory Energy Corporation and Visionary Private Equity Group I, LP

10.3
Mutual Release and Settlement Agreement, effective December 9, 2017, by and among Tela Garwood Limited, LP, Aurora Energy Partners and Victory Energy Corporation [Incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 15, 2016]